UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

 July 16, 2018

AMERI METRO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54546	45-1877342
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2575 Eastern Blvd., Suite 102, York, PA 17402

(Address of principal executive offices)

717-434-0668

 (Registrant's telephone number, including area code)

___N/A___

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events:

On June 13, 2018 Ameri Metro Ireland LTD was established and facilitated by Mr. Shah Mathias founder of Ameri Metro Inc. (USA) and all outstanding stocks were held by Mr. Mathias. On July 1, 2018 Mr. Mathias gave up all of his ownership interest in Ameri Metro Ireland Ltd to Ameri Metro Inc. (USA) for out of pocket expenses incurred in forming the Ameri Metro Ireland Ltd, as a wholly owned subsidiary of Ameri Metro Inc. (USA), having the effective date of July 13, 2018. As part of Mr. Mathias duties, he is to develop business for the Company. Mr. Mathias has acted in his capacities and delivered the Binding Memorandum of Understanding with The Federal Ministry of Transportation of The Federal Republic of Nigeria.

For the development of the High Speed Rail projects pursuant to the binding Memorandum of Understanding (MOU), the financing structure is that the Company anticipates issuing Class C shares series III thru XIX of Ameri Metro Inc. (USA). The issuance of the series of Class C shares is in accordance with the certificate of amendment entered into record with the Department of State of the State of Delaware. The amendment was duly adopted in accordance with the provisions of section 242 of the General Corporation Laws of the State of Delaware.

The Class C shares were designed for project specific equity participation purposes. Within the project(s) there are specific undertakings such as power generation plants, distribution centers for the operation of the High-Speed Rail projects and associated other projects. As an example, the related party, Atlantic Energy & Utilities Products Inc. will provide energy & utility products and services. Similarly other related entities will provide services within the scope of their charter as well.

The class C series III thru XIX stock capitalization shares are being issued as equity participation shares with the related party(s) for raising capital to develop the project(s) who then will issue debt in the form of bond offering(s).

Material aspect of the Ministry of Transportation of The Federal Republic of Nigeria binding Memorandum of Understanding (MOU):

Under Article 1- 1.1 of the MOU Nigeria High Speed Rail Project(s) the Definitive Agreement for Construction letter from the Company to the Ministry of Transportation of The Federal Republic of Nigeria is incorporated herein by specific reference and marked ANNEX “A”

Date 05/23/2018

Hon. Chibuike Amaechi
The Minister of Transportation for Federal Republic of Nigeria
Ministry of Transport
Central Business District
Abuja, Nigeria

RE:  Nigeria High Speed Rail Project(s),  Definitive Agreement for Construction

Honorable Chibuike Amaechi,

Based on documents provided by the Federal Republic of Nigeria, Federal Ministry of Transport in relation to feasibility study New Standard Gauge Rail Line Final Report Revision 2 dated February 2014 prepared by TEAM Group Etl. Concerning the project LAGOS-SHAGAMU-IJEBU ODE-ORE- BENIN CITY we propose to construct according to study specifications for estimated cost of $16,434,602.00 US Dollars per kilometer. For elevated construction the cost per kilometer unit will increase by forty five percent plus fifteen percent contingency overall. Total Estimate Cost for standard construction plus possible elevated construction cost and contingency costs.

Based on documents provided by the Federal Republic of Nigeria, Federal Ministry of Transport in relation to feasibility study New Standard Gauge Rail Line Final Report Revision 2 dated February 2014 prepared by TEAM Group Etl. Concerning the project BENIN CITY-AGBOR-ONITSHA-OWERRI-ABA ONITSHA-ENUGU-ABAKALIKI we propose to construct according to study specifications for estimated cost of $16,434,602.00 US Dollars per kilometer. For elevated construction the cost per kilometer unit will increase by forty five percent plus fifteen percent contingency overall.  Total Estimate Cost for standard construction of 798 Kilometers $13,114,812,396.00 US Dollars plus possible elevated construction cost and contingency costs.

Based on documents provided by the Federal Republic of Nigeria, Federal Ministry of Transport in relation to feasibility study New Standard Gauge Rail Line, Lot 1C (Coastal Rail) dated October 17, 2013 prepared by CPCS. Concerning the project we propose to construct according to study specifications for estimated cost of $16,434,602.00 US Dollars per kilometer. For elevated construction the cost per kilometer unit will increase by forty five percent plus fifteen percent contingency overall.  Total Estimate Cost for standard construction of 673 Kilometers $11,060,487,146.00 US Dollars plus possible elevated construction cost and contingency costs.

We propose the above cost and development of the projects subject to a Sovereign Guarantee issued by the Federal Republic of Nigeria. The Sovereign Guarantee shall be such to guarantee that it shall be non-recourse, (1) net proceeds of $16,434,602.00 US Dollars per kilometer with forty five percent increase for elevated construction and fifteen percent contingency overall (2) any contract and or agreement shall be counter-part funding for the project and such deposit in US Dollars shall not be less than 15% of estimated cost of each project as identified above paid upon signing of the appropriate contract and or agreement documents acceptable to both parties prospective office divisions and or departments signed by the duly authorized officer director or representatives of each party. The Beneficiary of the guarantee shall be Ameri Metro (Ireland) or its successor or sign including any contracts and agreements.

Ameri Metro (Ireland) intends to use Nigerian skilled and unskilled labor force, manage the operations through HSR Technologies Inc. and local supply chain ware available to complete the projects.

The Minister of Transportation for Federal Republic of Nigeria
Ministry of Transport
Central Business District
Abuja, Nigeria

Signature:

____________________________________________________________

Accepted by: Ameri Metro (Ireland)

Accepted by: Ameri Metro (Ireland)

Signature:

__________________________

Signature:___________________________

Position Held:

Position Held:

Print Name:_________________________

Print Name:__________________________

The Cost per the Definitive Agreement for Construction above:

Based on documents provided by the Federal Republic of Nigeria, Federal Ministry of Transport in relation to feasibility study and according to study specifications for estimated cost of $16,434,602.00 US Dollars per kilometer. For elevated construction the cost per kilometer unit will increase by forty five percent plus fifteen percent contingency overall.

 Projects:

1)

Total Estimate Cost for standard construction of 798 Kilometers $13,114,812,396.00 US Dollars plus possible elevated construction cost and contingency costs.

2)

Total Estimate Cost for standard construction of 673 Kilometers $11,060,487,146.00 US Dollars plus possible elevated construction cost and contingency costs.

The counter-part funding:

Any contract and or agreement shall be counter-part funding for the project and such deposit in US Dollars shall not be less than 15% of estimated cost of each project as identified above, paid upon signing of the appropriate contract and or agreement documents acceptable to both party’s prospective office divisions and or departments signed by the duly authorized officer director or representatives of each party. The Beneficiary of the guarantee shall be Ameri Metro Ireland Ltd or its successor or sign including any contracts and agreements.

Ameri Metro Ireland Ltd intends to use Nigerian skilled and unskilled labor force, manage the operations through HSR Technologies Inc. and local supply chain were available to complete the projects.

Sovereign Guarantee and FMOT Responsibilities According to the MOU

Article 2 Obligations of the FMOT:

Under Article 2 - 2.1 b of the MOU

FMOT shall guarantee that the project investment is recovered within no more than 30 years in equal annual amounts.

Under Article 2 - 2.1 d of the MOU

Revenues accruing to the Federal Government from the operations of the projects shall be used for the repayment, whilst any shortfall between the revenues realized and the annual investment recovery amounts shall be covered by FMOT

Article 4 Obligations of the FMOT:

4.1 FMOT shall obtain all required statutory and regulatory approvals for the projects

4.2 FMOT shall furnish to the Company available project documents, such as preliminary feasibility studies, project requirements, reference materials and related policies and regulations, among others, for the preparation and compilation of the project documents as required for project financing and execution

4.3 FMOT shall be responsible for handling the procedures for obtaining all land and permanent rights-of-ways required for execution of the projects, including but not limited to temporary rights-of-way to install and construct the projects

4.4 FMOT shall meet its financial obligations under the proposed model

4.5 FMOT shall assist the Company’s personal in obtaining the appropriate visa to Nigeria in order to carry out project related work

4.6 FMOT shall assist the Company with customs-related issues in the territory of Nigeria to ensure that equipment and materials imported by the Company for the purpose of executing the projects shall be cleared through the customs successfully

4.7 FMOT shall inspect, test and accept the overall construction quality of the projects upon satisfactory test results when the projects are completed

4.8 FMOT shall assist in obtaining favorable policies from the Federal Government of Nigeria for the projects to enhance the economic viability of the projects

4.9 FMOT shall assist the Company in resolving any issues that may arise with Nigerian Government Authorities throughout the execution of the projects.

Material asspects of the follow projects as exhibits in the 8K filing, the Company will receive two percent of the bond face amount as a consulting fee.

 Class “C” Shares Ameri Metro Inc.,

Relating to the Series of Class C Shares identified in each of the exhibit filings of this 8K  Ameri Metro Inc. is Co-Developer with Related Entities. The Class C Series of Shares are equity participation and Subsequent Bond Indentures (Debt) from Master Bond Indentures are being offered by Related Entities. Binding MOU between Ameri Metro Ireland (a Wholly Owned Subsidiary of Ameri Metro Inc.) (USA) and the Federal Ministry of Transportation (Representing the Federal Government of the Federal Republic of Nigeria).

Under Certain Consulting Agreements:

Material aspects of the projects as exhibits in the exhibit list of the 8K filing, the Company will receive two percent of the bond face amount as a consulting fee.

Following is commitment letter for related party bond financing, relating to the projects identified in the 8K exhibit projects.

Date 06/18/2018

Hon. Chibuike Amaechi

The Minister of Transportation for Federal Republic of Nigeria

 Ministry of Transport

 Central Business District

 Abuja, Nigeria

RE:  Nigeria High Speed Rail Project(s) - Deep Sea Ports, Inland Ports, Cargo Brake Facilities, Repackaging Facilities, Freight Forward Facility Parks - Industrial Parks, Technology Centers and Technology related infrastructure projects - Liquefied Petroleum Gas Facilities, Liquefied Petroleum Gas Rail Freight, Deep Sea Port Liquefied Petroleum Terminal, Inland Fuel Farm Port and related infrastructure projects

Honorable Chibuike Amaechi,

Upon issuing sovereign guarantee to Ameri Metro Ireland a wholly owned subsidiary of Ameri Metro Inc. (US), we are willing and able to capitalize the following project(s) on behalf of Ameri Metro Ireland a wholly owned subsidiary of Ameri Metro Inc. (US).

After reviewing documents provided by Ameri Metro and provided by the Federal Republic of Nigeria, Federal Ministry of Transport in relation to feasibility study New Standard Gauge Rail Line Final Report Revision 2 dated February 2014 prepared by TEAM Group Etl. The project for LAGOS-SHAGAMU-IJEBU ODE-ORE- BENIN CITY. For estimated cost of $16,434,602.00 US Dollars per kilometer

After reviewing documents provided by Ameri Metro and provided by the Federal Republic of Nigeria, Federal Ministry of Transport in relation to feasibility study New Standard Gauge Rail Line Final Report Revision 2 dated February 2014 prepared by TEAM Group Etl. Concerning the project at BENIN CITY-AGBOR-ONITSHA-OWERRI-ABA ONITSHA-ENUGU-ABAKALIKI $16,434,602.00 US Dollars per kilometer. And for elevated construction the cost per kilometer unit will increase by forty five percent plus fifteen percent contingency overall.  Total Estimate Cost for standard construction of 798 Kilometers $13,114,812,396.00 US Dollars.

Based on documents provided by the Federal Republic of Nigeria, Federal Ministry of Transport in relation to feasibility study New Standard Gauge Rail Line, Lot 1C (Coastal Rail) dated October 17, 2013 prepared by CPCS. Concerning the project we propose to construct according to study specifications for estimated cost of $16,434,602.00 US Dollars per kilometer. For elevated construction the cost per kilometer unit will increase by forty five percent plus fifteen percent contingency overall.  Total Estimate Cost for standard construction of 673 Kilometers $11,060,487,146.00 US Dollars plus possible elevated construction cost and contingency costs.

We are willing and ready to be your book runner / placement agents. We are capable of delivering a minimum of four billion US dollars per month, for your infrastructure related bonds in the marketplace in reference to the following mentioned projects.

Global Infrastructure Finance and Development Authority, Inc. will also act as financing authority to finance HSR Freight, Inc. The related party HSR Freight, Inc. shall act as owner operator of Deep Sea Ports, Inland Ports, Cargo Brake Facilities, Repackaging Facilities, Freight Forward Facility Parks and related infrastructure projects built in designated areas of Nigeria.

The Company further represents to your Excellency, the Company has filed certain financing scheme documents with The United States Securities and Exchange Commission having the face value of $60,000,000,000 Billion USD for Deep Sea Ports, Inland Ports, Cargo Brake Facilities, Repackaging Facilities and Freight Forward Facility Parks.

Global Infrastructure Finance and Development Authority, Inc. will act as financing authority to finance HSR Technologies, Inc. The related party, HSR Technologies, Inc. shall act as owner operator of Industrial Parks, Technology Centers and Technology related infrastructure projects including the intellectual property to be built in designated areas of Nigeria.

The Company further represents to your Excellency, the Company has filed certain financing scheme documents with The United States Securities and Exchange Commission having the face value of $25,000,000,000 Billion USD for technology related infrastructure projects.

Global Infrastructure Financing and Development Authority, Inc. Will act as financing authority to finance Atlantic Energy and Utilities, Inc. The related party, Atlantic Energy and Utilities, Inc. Shall act as owner operator of Liquefied Petroleum Gas Facilities, Liquefied Petroleum Gas Rail Freight, Deep Sea Port Liquefied Petroleum Terminal, Inland Fuel Farm Port and related infrastructure projects.

The Company further represents to your Excellency, the Company has filed certain financing scheme documents with the United States Securities and Exchange commission having the face value of $40,000,000,000 Billion USD for Liquefied Petroleum Terminals, Inland Fuel Farm Port and related infrastructure projects.

Ameri Metro Inc. respectfully proposes this financing scheme to further the development plans of The Federal Ministry of Transportation of Nigeria.

Tristan S. Loughrey, CEO

Class “C” Shares Ameri Metro Inc.,

Series of Class C Ameri Metro Inc. Shares are being issued pursuant to Article of Amendment entered into the record with the State of Delaware on September 11, 2014.

Ameri Metro Inc. or its Wholly Owned Subsidiary such as Global Transportation and Infrastructure Inc. and Ameri Metro Ireland Ltd. Act as Horizontal and Vertical Site Improvement Developers for

Related Entities for projects consisting of $168,000,000,000 USD Face Value it being part of the same related projects of Master Trust Indentures having a total face value of Five Hundred Two Billion Dollars disclosed in 8K exhibits filed with SEC on May 2016.

Under Certain Consulting Agreements:

Material aspects of the projects, as exhibits in the exhibit list of the 8K filing, the Company will receive two percent of the bond face amount as a consulting fee.

Ameri Metro Inc. under certain consulting agreements with Related Entities caused to engage Book Runner / Placement Agent for fee, providing Credit Enhancement for fee for the 8K exhibit projects list. Book Runner Commitment letter attached to each exhibit is also provided here.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.32

Ameri Metro Ireland Ltd. and Federal Republic of Nigeria Binding MOU HSR Project

Exhibit 10.33

Atlantic Energy, Inc and Federal Republic of Nigeria Binding MOU HSR Project

Exhibit 10.34

HSR Freight Line, Inc. and Federal Republic of Nigeria Binding MOU HSR Project

Exhibit 10.35

HSR Logistics, Inc. and Federal Republic of Nigeria Binding MOU HSR Project

Exhibit 10.36

HSR Passenger Services, Inc. and Federal Republic of Nigeria Binding MOU HSR Project

Exhibit 10.37

HSR Technologies, Inc and Federal Republic of Nigeria Binding MOU HSR Project

Exhibit 10.39

Aba to Owerri to Nnewi to Onitsha to Awka Standard Guage Rail Line (Eastern Line)   Subsequent Trust Indenture

Exhibit 10.40

Abakaliki to Enugu to Awka Standard Guage Line Rail Line (Eastern Line) Subsequent Trust Indenture

Exhibit 10.41

Bonny to Port Harcourt Standard Gauge Rail Line (Eastern Line)   Subsequent Trust Indenture

Exhibit 10.42

BOQ For Bonny Deep Sea Port Future Phase Subsequent Trust Indenture

Exhibit 10.43

BOQ For Port Harcourt Railway Industrial Park Subsequent Trust Indenture

Exhibit 10.44

Buni Yadi to Damaturu Standard Guage Rail Line (Eastern Line) Subsequent Trust Indenture

Exhibit 10.45

Cargo Brake Facilities Future Phase Subsequent Trust Indenture

Exhibit 10.46

Deep Sea Ports Future Phase Subsequent Trust Indenture

Exhibit 10.47

Freight Forward Facility Parks and related infrastructure projects Subsequent Trust Indenture

Exhibit 10.48

Gombe to Yola to Jalingo & Yola to Michika Standard Guage Rail Line (Eastern Line) Subsequent Trust Indenture

Exhibit 10.49

Industrial Parks Future Phase Subsequent Trust Indenture

Exhibit 10.50

Inland Ports Future Phase Subsequent Trust Indenture

Exhibit 10.51

Media Related Projects Future Phase Subsequent Trust Indenture

Exhibit 10.52

Port Harcourt to Maiduguri Standard Gauge Rail Line (Eastern Line) Subsequent Trust Indenture

Exhibit 10.53

Repackaging Facilities Future Phase Subsequent Trust Indenture

Exhibit 10.54

Technology Centers Future Phase Subsequent Trust Indenture

Exhibit 10.55

Technology related infrastructure projects Future Phase Subsequent Trust Indenture

Exhibit 10.56

High Speed Rail Facilities Inc. for Alabama Toll Facilities Inc. Subsequent Sub-Indenture A-101

Exhibit 10.57

HSR for Fulton, Carroll and Douglas Counties to Alabama Georgia House Resolution 872 Subsequent Sub-Indenture A-101

Exhibit 10.58

Port of Ostia, Inc. an “International Air Cargo Port” @ KSJM International Airport, Inc.  Subsequent Sub-Indenture A-101

Exhibit 10.59

Port Trajan of PA Subsequent Sub-Indenture A-101

Exhibit 10.60

Virginia Crescent Line Intercity Passenger Rail Subsequent Sub-Indenture A-101

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2018

AMERI METRO, INC.

By:  /s/ Debra A Mathias      .

Name:  Debra A Mathias

Title: Chief Executive Officer.